PROMISSORY NOTE

Principal Amount: $28,000

FOR VALUE RECEIVED, the undersigned, Designer Sports Apparel. Inc. (the “MAKER”), a Nevada Corporation, evidenced by the binding signature of the Maker’s senior Officer, David B. Parker, promises to pay to the order of Irvin David (the “HOLDER”), an individual, at such address as may be designated in writing by the Holder of this Note, the principal sum of TWENTY EIGHT THOUSAND DOLLARS and No Cents ($28,000).

The principal sum share accrue interest at an annual rate of twelve percent (12%) for the period of the Note and will be due and payable in full on or before the maturity date of July 16, 2008 to Holder in good funds in accordance with delivery instructions provided at time of repayment by same.

The extension of the maturity date of this Note beyond July 16, 2008 may be granted only by the Holder of this Note, evidenced by mutual written consent of both Holder and Maker. Additional financial consideration may be applied by the Holder upon the granting of an extension of time to repay but may not exceed “reasonable and customary” consideration relative to the original Note.

The Holder, at his sole discretion, may elect to receive the interest due in the form of common stock of Designer Sports Apparel, Inc.  The number of shares to be received by the Holder in lieu of cash payment of interest earned, if elected by Holder, shall be calculated at the same or equivalent pricing of the most recent equity financing offered by the Maker during the period of the loan.

The undersigned and its successors and assigns, hereby waives presentment and demand for payment, diligence, notice of dishonor, protest and notice of protest of this Note, and any defense by reason of an extension of time for payment or other indulgence.  Failure of the holder to assert any right herein shall not be deemed to be a waiver thereof.

Signed this 15th day of May, 2008:

Signed :______________________________________
            Maker: DESIGNER SPORTS APPAREL, INC.
            By: David B. Parker, President and CEO

Accepted:______________________
   Holder: IRVIN DAVID